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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2005

                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-25620                41-1459569
------------------------------       ------------        ---------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               file number)         Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (218) 327-3434
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 11, 2005, the Board of Directors of A.S.V., Inc. (the "Company") elected Edward J. Rapp, Vice President of Caterpillar Inc.'s Building Construction Products Division, as a new director of the Company. Mr. Rapp was designated by Caterpillar to serve on the Company's Board of Directors in accordance with the agreements currently in effect between the Company and Caterpillar which permit Caterpillar to designate a number of directors proportionate to its stock ownership in the Company.

         At this time, the Company does not expect that Mr. Rapp will serve on any Board committees, given his affiliation with Caterpillar.

         A copy of the press release that discusses this matter is filed as
Exhibit 99.1 to, and incorporated by reference in, this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1      Press Release, dated January 18, 2005, issued by A.S.V., Inc.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  January 18, 2005

                                            A.S.V., INC.


                                            By:  /s/ Gary Lemke
                                                --------------------------------
                                                Name: Gary Lemke
                                                Title: Chief Executive Officer








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                                  EXHIBIT INDEX

         Exhibit No.       Description

         99.1              Press Release, dated January 18, 2005, issued by
                           A.S.V., Inc.